UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-5872

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	09/30
Date of reporting period:	09/30/04

SSL-DOCS2 70128344v12

FORM N-CSR
Item 1.	Reports to Stockholders.

General
California Municipal
Bond Fund, Inc.

ANNUAL REPORT September 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Discussion of Fund Performance
4	Fund Performance
5	Understanding Your Fund’s Expenses
5	Comparing Your Fund’s Expenses
With Those of Other Funds
6	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
21	Report of Independent Registered
Public Accounting Firm
22	Important Tax Information
23	Proxy Results
24	Board Members Information
26	Officers of the Fund
FOR MORE INFORMATION

Back Cover

General California
Municipal Bond Fund, Inc.

The Fund

DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Senior Portfolio Manager

How did General California Municipal Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended September 30, 2004, the fund achieved a total return of 5.16% .1 In comparison, the Lehman Brothers Municipal Bond Index, the fund’s benchmark, achieved a total return of 4.60% for the same period.2 Over the reporting period, the average total return for all funds reported in the Lipper California Municipal Debt Funds category was 4.64% .3

What is the fund’s current strategy?

On October 18, 2004, the fund’s shareholders approved an agreement and plan of reorganization to merge the fund into Dreyfus Premier California Tax Exempt Bond Fund, Inc. as part of a tax-free reorgani-zation.The reorganization occurred on October 26, 2004 — the closing date — when fund shareholders of record as of that date received Class Z shares of Dreyfus Premier California Tax Exempt Bond Fund, Inc., with an aggregate net asset value equal to the aggregate net asset value of the fund on the closing date. General California Municipal Bond Fund, Inc. will cease to operate.

2

The board of directors of the fund believes that the reorganization will permit fund shareholders to pursue the same investment goals in a larger, combined fund that also is managed by Dreyfus. By combining the fund with Dreyfus Premier California Tax Exempt Bond Fund, Inc., Dreyfus should be able to provide fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger-size portfolio.

October 27, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-California residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3 Source: Lipper Inc.

The Fund 3

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in General California Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index

Average Annual Total Returns	as of 9/30/04
		1 Year	5 Years	10 Years

Fund		5.16%	5.79%	5.87%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in General California Municipal Bond Fund, Inc. on 9/30/94 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in California municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the fund, the Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.The Index does not take into account charges, fees and other expenses and is not limited to investments principally in California municipal obligations.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in General California Municipal Bond Fund, Inc. from April 1, 2004 to September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2004

Expenses paid per $1,000 †	$ 3.88
Ending value (after expenses)	$1,016.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2004

Expenses paid per $1,000 †	$ 3.89
Ending value (after expenses)	$1,021.15

† Expenses are equal to the fund’s annualized expense ratio of .77%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Fund 5

STATEMENT OF INVESTMENTS September 30, 2004
	Principal
Long-Term Municipal Investments—96.1%	Amount ($)	Value ($)

California—95.0%
ABAG Finance Authority For Nonprofit Corporations,
MFHR (Central Park Apartments) 5.60%, 7/1/2038	5,000,000	5,109,100
Alameda County, COP (Financing Project)
6%, 9/1/2021 (Insured; MBIA) (Prerefunded 9/1/2006)	2,650,000 [a]	2,899,497
Anaheim Public Financing Authority,
Tax Allocation Revenue
6.45%, 12/28/2018 (Insured; MBIA)	6,000,000	6,843,420
California Department of Veterans Affairs
Home Purchase Revenue 5.50%, 12/1/2019	1,475,000	1,566,008
California Department of Water Resources,
Power Supply Revenue
5.375%, 5/1/2018 (Insured; AMBAC)	5,000,000	5,536,500
California Economic Recovery 5%, 7/1/2016	1,000,000	1,071,750
California Educational Facilities Authority, Revenue
(Pooled College & University Projects)
5.625%, 7/1/2023	1,275,000	1,194,917
California Health Facilities Financing Authority,
Revenue:
(Cedars-Sinai):
6.125%, 12/1/2030	2,000,000	2,143,600
6.25%, 12/1/2034	4,250,000	4,564,925
(Sutter Health) 6.25%, 8/15/2035	2,250,000	2,508,908
(Walden House) 6.85%, 3/1/2022	3,225,000	3,237,223
California Housing Finance Agency
MFHR 6.15%, 8/1/2022 (Insured; AMBAC)	1,845,000	1,920,461
California Pollution Control Financing Authority, PCR:
9.842%, 6/1/2014	4,500,000 [b,c]	6,137,685
(Southern California Edison Company) 2%, 3/1/2006	4,000,000	3,977,880
California Statewide Communities Development Authority:
COP:
(Catholic Healthcare West)
6.50%, 7/1/2020	3,500,000	3,869,705
(Motion Picture & Television Fund)
6.45%, 1/1/2022 (Insured; AMBAC)	3,200,000	3,271,168
Special Facilities LR (United Airlines, Inc.)
6.25%, 10/1/2035	3,000,000 [d]	480,000
Capistrano Unified School District (Ladera)
5.75%, 9/1/2029	4,500,000	4,585,815
Castaic Lake Water Agency, COP, Revenue
(Water System Improvement Project)
Zero Coupon, 8/1/2027 (Insured; AMBAC)	10,000,000	2,971,700

6

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

California (continued)
Central Joint Powers Health Financing Authority, COP
(Community Hospitals of Central California)
6%, 2/1/2030	1,000,000	1,028,850
Contra Costa County Public Finance Authority,
Tax Allocation Revenue (Pleasant Hill)
5.45%, 8/1/2028	2,840,000	2,913,840
Del Mar Race Track Authority, Revenue
6.20%, 8/15/2011	2,000,000	2,137,480
Elsinore Valley Municipal Water District, COP:
5.375%, 7/1/2018 (Insured; FGIC)	2,000,000	2,294,320
5.375%, 7/1/2019 (Insured; FGIC)	3,855,000	4,424,846
Fremont Union High School District:
5.25%, 9/1/2022 (Insured; FGIC)	3,400,000	3,658,468
5.25%, 9/1/2023 (Insured; FGIC)	4,000,000	4,277,840
Fullerton Community Facilities District No. 001,
Special Tax (Amerige Heights) 6.20%, 9/1/2032	2,500,000	2,576,875
Golden State Tobacco Securitization Corp.,
Tobacco Settlement Revenue
(Enhanced-Asset Backed)
5%, 6/1/2043 (Insured; AMBAC)	1,760,000	1,772,813
Kaweah Delta Health Care District, Revenue
6%, 8/1/2034	3,500,000	3,735,130
New Haven Unified School District
5.75%, 8/1/2019 (Insured; FSA)	2,000,000	2,311,900
Northern California Power Agency,
Public Power Revenue
(Hydroelectric Project Number 1)
6.30%, 7/1/2018 (Insured; MBIA)	20,400,000	25,307,424
Orange County Community Facilities District 01-1,
Special Tax (Ladera Ranch):
6.25%, 8/15/2030	1,600,000	1,655,616
6%, 8/15/2032	2,000,000	2,058,180
Orange County Public Financing Authority, LR
(Juvenile Justice Center Facility)
5.375%, 6/1/2019 (Insured; AMBAC)	6,150,000	6,772,380
Pomona Redevelopment Agency, Tax Allocation
(West Holt Avenue) 5.50%, 5/1/2032	3,000,000	3,070,920
Rancho Cucamonga Redevelopment Agency
(Tax Allocation Rancho Redevelopment)
5.375%, 9/1/2025 (Insured; MBIA)	7,485,000	8,037,842

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

California (continued)
Sacramento City Financing Authority, Revenue:
9.101%, 12/1/2013 (Insured; AMBAC)	2,335,000	[b,c]	2,939,088
9.101%, 12/1/2014 (Insured; AMBAC)	2,000,000	[b,c]	2,517,420
Sacramento County
(Community Facilities District No.1)
5.70%, 12/1/2020	2,230,000		2,281,312
San Diego Unified School District
(Election 1998) 5.25%, 7/1/2018 (Insured; FGIC)	3,390,000		3,848,870
San Francisco City and County Airports Commission,
International Airport Revenue 5.90%, 5/1/2026	9,385,000		9,653,129
San Joaquin Hills Transportation Corridor Agency,
Toll Road Revenue Zero Coupon,
1/15/2032 (Insured; MBIA)	9,605,000		2,234,699
Stockton, Health Facilities Revenue
(Dameron Hospital Association)
5.70%, 12/1/2014	1,000,000		1,052,320
Turlock, COP, Health Facilities Revenue
(Emanuel Medical Center, Inc.)
5.75%, 10/15/2023	6,000,000		6,031,500
Ventura County Community College District
5.50%, 8/1/2023 (Insured; MBIA)	2,250,000		2,491,313
Walnut Energy Center Authority, Revenue
5%, 1/1/2034 (Insured; AMBAC)	3,600,000		3,651,660
West Basin Municipal Water District, COP
5.25%, 8/1/2016 (Insured; MBIA)	3,000,000		3,329,700
West Covina Redevelopment Agency, Special Tax
(Community Facilities District—Fashion Plaza):
6%, 9/1/2017	6,000,000		7,017,120
6%, 9/1/2022	8,325,000		9,923,816
U.S. Related—1.1%
Puerto Rico Highway & Transportation Authority,
Transportation Revenue
6%, 7/1/2039 (Prerefunded 7/1/2010)	2,000,000	[a]	2,331,020
Total Long-Term Municipal Investments
(cost $185,206,335)			201,227,953

8

	Principal
Short-Term Municipal Investments—2.6%	Amount ($)		Value ($)

California Department of Water Resources,
Power Supply Revenue, VRDN:
1.77% (LOC; Bank of New York)	3,500,000	[e]	3,500,000
1.80% (LOC; BNP Paribas)	1,000,000	[e]	1,000,000
California Pollution Control Financing Authority, PCR
Pacific Gas & Electric, VRDN
1.70% (LOC; Banque Nationale De Paris)	1,000,000	[e]	1,000,000
Total Short-Term Municipal Investments
(cost $5,500,000)			5,500,000

Total Investments (cost $190,706,335)	98.7%		206,727,953
Cash And Receivables (Net)	1.3%		2,632,950
Net Assets	100.0%		209,360,903

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond Assurance	LR	Lease Revenue
	Corporation	MBIA	Municipal Bond Investors Assurance
COP	Certificate of Participation		Insurance Corporation
FGIC	Financial Guaranty Insurance	MFHR	Multi-Family Housing Revenue
	Company	PCR	Pollution Control Revenue
FSA	Financial Security Assurance	VRDN	Variable Rate Demand Notes
LOC	Letter of Credit

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	52.9
AA		Aa		AA	10.7
A		A		A	16.8
BBB		Baa		BBB	8.7
BB		Ba		BB	.6
F1		MIG1/P1		SP1/A1	2.7
Not Rated [f]		Not Rated [f]		Not Rated [f]	7.6
					100.0

†	Based on total investments.
[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Inverse floater security—the interest rate is subject to change periodically.
[c]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.These securities have been determined to be liquid by the Board of Directors.At September 30, 2004, these securities amounted to $11,594,193 or 5.5%
of net assets.
[d]	Non-income producing security; interest payments in default.
[e]	Securities payable on demand.Variable interest rate—subject to periodic change.
[f]	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	190,706,335	206,727,953
Cash		658,083
Interest receivable		2,429,769
Receivable for shares of Common Stock subscribed		3,204
		209,819,009

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		111,412
Payable for shares of Common Stock redeemed		293,874
Accrued expenses		52,820
		458,106

Net Assets ($)		209,360,903

Composition of Net Assets ($):
Paid-in capital		202,370,850
Accumulated net realized gain (loss) on investments		(9,031,565)
Accumulated net unrealized appreciation
(depreciation) on investments		16,021,618

Net Assets ($)		209,360,903

Shares Outstanding
(500 million shares of $.001 par value Common Stock authorized)		15,997,380
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		13.09

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS Year Ended September 30, 2004
Investment Income ($):
Interest Income	11,072,614
Expenses:
Management fee—Note 3(a)	1,278,521
Shareholder servicing costs—Note 3(b)	212,775
Professional fees	49,705
Custodian fees	25,429
Registration fees	21,541
Prospectus and shareholders' reports	18,324
Directors' fees and expenses—Note 3(c)	8,964
Loan commitment fees—Note 2	1,874
Miscellaneous	14,909
Total Expenses	1,632,042
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(3,121)
Net Expenses	1,628,921
Investment Income—Net	9,443,693

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	845,101
Net unrealized appreciation (depreciation) on investments	458,927
Net Realized and Unrealized Gain (Loss) on Investments	1,304,028
Net Increase in Net Assets Resulting from Operations	10,747,721

See notes to financial statements.
12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2004	2003

Operations ($):
Investment income—net	9,443,693	10,746,760
Net realized gain (loss) on investments	845,101	(7,187,906)
Net unrealized appreciation
(depreciation) on investments	458,927	1,266,828
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,747,721	4,825,682

Dividends to Shareholders from ($):
Investment income—net	(9,422,207)	(10,726,185)

Capital Stock Transactions ($):
Net proceeds from shares sold	14,667,894	46,009,565
Dividends reinvested	6,693,844	7,638,360
Cost of shares redeemed	(35,230,060)	(72,725,877)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(13,868,322)	(19,077,952)
Total Increase (Decrease) in Net Assets	(12,542,808)	(24,978,455)

Net Assets ($):
Beginning of Period	221,903,711	246,882,166
End of Period	209,360,903	221,903,711

Capital Share Transactions (Shares):
Shares sold	1,136,645	3,550,773
Shares issued for dividends reinvested	516,104	588,229
Shares redeemed	(2,717,359)	(5,603,949)
Net Increase (Decrease) in Shares Outstanding	(1,064,610)	(1,464,947)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,

	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	13.01	13.33	13.28	12.73	12.61
Investment Operations:
Investment income—net	.57[b]	.60[b]	.63[b]	.64	.65
Net realized and unrealized
gain (loss) on investments	.08	(.32)	.06	.55	.17
Total from Investment Operations	.65	.28	.69	1.19	.82
Distributions:
Dividends from investment
income—net	(.57)	(.60)	(.64)	(.64)	(.65)
Dividends from net realized gain
on investments	—	—	(.00)[c]	(.00)[c]	(.05)
Total Distributions	(.57)	(.60)	(.64)	(.64)	(.70)
Net asset value, end of period	13.09	13.01	13.33	13.28	12.73

Total Return (%)	5.16	2.21	5.48	9.43	6.83

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.76	.76	.75	.73	.77
Ratio of net expenses
to average net assets	.76	.76	.75	.73	.77
Ratio of net investment income
to average net assets	4.43	4.63	4.87	4.87	5.25
Portfolio Turnover Rate	15.05	17.84	14.58	29.83	47.12

Net Assets, end of period
($ x 1,000)	209,361	221,904	246,882	249,420	236,765

[a]	As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended Semptember 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.85% to 4.87%. Per share data and ratios/supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

General California Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge. Effective October 26, 2004, the fund merged with Dreyfus Premier California Tax Exempt Bond Fund, Inc. (see Note 6).

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the fund securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income

16

and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $9,031,565 and unrealized appreciation $16,107,342.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2004. If not applied, $265,911 of the carryover expires in fiscal 2008, $1,868,392 expires in fiscal 2009 and $6,897,262 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2004 and September 30, 2003, were as follows: tax exempt income $9,422,207 and $10,726,185, respectively.

During the period ended September 30, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $21,486, increased accumulated net realized gain (loss) on investments by $2,431 and increased paid-in capital by $19,055. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemp-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

tions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2004, the fund was charged $116,550 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2004, the fund was charged $57,873 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $102,872, shareholder services plan fees $3,000 and transfer agency per account fees $5,540.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

18

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including on redemptions made through the use of the fund’s exchange privilege. During the period ended September 30, 2004, redemption fees charged and retained by the fund amounted to $2,306.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2004, amounted to $31,110,299 and $38,238,720, respectively.

At September 30, 2004, the cost of investments for federal income tax purposes was $190,620,611; accordingly, accumulated net unrealized appreciation on investments was $16,107,342, consisting of $18,785,109 gross unrealized appreciation and $2,677,767 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13,2004.While adding new

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

NOTE 6—Subsequent Event:

Pursuant to an Agreement and Plan of Reorganization approved by the fund’s Board of Directors on April 6, 2004, and the fund’s shareholders on October 18, 2004, on October 26, 2004, the fund’s net assets were exchanged for shares of Common Stock of Dreyfus Premier California Tax Exempt Bond Fund, Inc. - Class Z shares. The fund ceased operations on October 26, 2004 and existing shareholders became shareholders of Dreyfus Premier California Tax Exempt Bond Fund, Inc. - Class Z on that date.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors General California Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of General California Municipal Bond Fund, Inc., including the statement of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004 by correspondence with the custodian.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General California Municipal Bond Fund, Inc. at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 11, 2004

The Fund 21

IMPORTANT TAX INFORMATION (Unaudited)

22

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2004 as “exempt-interest dividends” (not generally subject to regular federal income tax and, for individuals who are California residents, California personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on October 18, 2004.The proposal considered at the meeting, and the results, are as follows:

		Shares

	For	Against	Abstained

To approve an Agreement and Plan
of Reorganization to allow the
fund to transfer all of its assets
in a tax-free reorganization to
Dreyfus Premier California
Tax Exempt Bond Fund, Inc.	8,126,038	849,901	705,106

The Fund 23

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board

No. of Portfolios for which Board Member Serves: 186

———————

Clifford L. Alexander, Jr. (71) Board Member (1989)
Principal Occupation During Past 5 Years:
  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
  Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)
Other Board Memberships and Affiliations:
  Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
  Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 65

———————

Peggy C. Davis (61) Board Member (1990)
Principal Occupation During Past 5 Years:
  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26
24

Ernest Kafka (71) Board Member (1989)
Principal Occupation During Past 5 Years:
  Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
  Instructor,The New York Psychoanalytic Institute (1981-present)
  Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26
———————
Nathan Leventhal (61) Board Member (1989)
Principal Occupation During Past 5 Years:
  Chairman of the Avery-Fisher Artist Program (November 1997-present)
  President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations: • Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

The Fund 25

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

26

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 30 investment companies (comprised of 59 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (98 investment companies, comprising 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. Mr. Connolly has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001. Mr. Connolly is 47 years old.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

The Fund 27

For More Information

General California Municipal	Transfer Agent &
Bond Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending December 31, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

© 2004 Dreyfus Service Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,900 in 2003 and $27,195 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $-0- in 2003 and $-0- in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $85,000 in 2003 and $218,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,299 in 2003 and $2,750 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

SSL-DOCS2 70128344v12

financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $ -0- in 2003 and $140 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $ -0- in 2003 and $-0- in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $158,125 in 2003 and $790,824 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 9.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York,

SSL-DOCS2 70128344v12

New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11.	Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	November 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	November 24, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	November 24, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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